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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 15, 2005

                          SYNOVA HEALTHCARE GROUP, INC.
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             (Exact name of registrant as specified in its charter)

            Nevada                   000-51492                  91-1951171
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 (State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)


1400 N. Providence Road, Suite 6010, Media, PA                     19063
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   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (610) 565-7080


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         By letter dated November 15, 2005, Synova Healthcare Group, Inc. (the "Company"), through its wholly owned subsidiary Synova Pre-Natal Healthcare, Inc. ("Synova Pre-Natal"), entered into amendments to its distribution agreement and share purchase agreement with BioPad, Ltd. ("BioPad"), a research and development organization based in Israel.

         The distribution agreement, dated as of September 6, 2005, granted to Synova Pre-Natal the exclusive right to distribute in North America certain fetal monitoring products proprietary to and manufactured by BioPad. Under the share purchase agreement, dated as of September 23, 2005, Synova Pre-Natal agreed to purchase ordinary shares constituting twenty-five percent (25%) of the issued and outstanding ordinary shares of BioPad on a filly diluted basis (excluding options that may be granted to employees of BioPad in an amount equal to up to ten percent (10%) of the issued and outstanding ordinary shares of BioPad) for an aggregate purchase price of $2,630,000, payable in four separate installments, in several closings commencing on November 15, 2005 and conditioned upon BioPad's satisfaction of certain operational milestones.

         The amendments to the distribution agreement and share purchase agreement extend certain obligations of the parties from November 15, 2005 to November 29, 2005. First, the amendments require Synova Pre-Natal and BioPad to agree to certain licensing terms in accordance with the distribution agreement by November 29, 2005. Additionally, the amendments extend the closing date under the share purchase agreement, and all other obligations thereunder with a November 15, 2005 deadline, from November 15, 2005 to November 29, 2005.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SYNOVA HEALTHCARE GROUP, INC.



Date:  November 21, 2005                   By: /s/ Stephen E. King
                                               ---------------------------------
                                               Name:  Stephen E. King
                                               Title: Chief Executive Officer